KRANESHARES TRUST

KraneShares CSI China Internet ETF (the “Fund”)

Supplement dated October 18, 2017 to the currently effective Summary Prospectus,

Statutory Prospectus and Statement of Additional Information, as each may be supplemented, for the Fund

This supplement provides new and additional information beyond that contained in the currently effective Summary Prospectus, Statutory Prospectus (together with the Summary Prospectus, the “Prospectuses”) and Statement of Additional Information listed above and should be read in conjunction with the Prospectuses and Statement of Additional Information.

Effective on or about November 9, 2017, the Fund will transfer its primary listing to NYSE Arca, Inc. (“NYSE Arca”) and will no longer be listed on the NASDAQ Stock Market LLC (“NASDAQ”). Also effective as of such date, all references in the Fund’s Prospectuses and Statement of Additional Information to NASDAQ are hereby changed to NYSE Arca.

The Fund has notified NASDAQ of its intent to withdraw the listing of the Fund’s shares from NASDAQ in connection with the transfer of its primary listing Exchange to NYSE Arca.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.